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                                                                   EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is dated as of this 7th day of April, 1999 among Trex Company, Inc., a Delaware corporation (the "Company"), each of the Institutional Investors named on Schedule A hereto and
                                                         ----------
each of the Management Holders named on Schedule B hereto.
                                        ----------

                              W I T N E S S E T H:

     WHEREAS, TREX Company, LLC ("TREX LLC"), the Institutional Investors and the Management Holders are parties to a Members' Agreement, dated as of August 29, 1996, as amended (the "Members' Agreement");

     WHEREAS, the Company, TREX LLC and the members of TREX LLC have consummated a reorganization as a result of which, among other things, (i) the Company has issued all outstanding shares of its common stock, $.01 par value per share (the "Common Stock"), to the Institutional Investors and the Management Holders in exchange for all outstanding junior membership interests in TREX LLC and (ii) TREX LLC has become a wholly owned subsidiary of the Company;

     WHEREAS, the Company intends to consummate an initial public offering of the Common Stock;

     WHEREAS, the Members' Agreement will be terminated upon consummation of such initial public offering;

     WHEREAS, the parties hereto wish to provide in this Agreement for the registration rights currently set forth in the Members' Agreement;

     NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto mutually agree as follows:

     1.  Certain Definitions.
         --------------------

     As used herein, the following terms shall have the meanings set forth below:

     "Business Day" means a day other than a Saturday, a Sunday or a day on
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which banks in New York City are required or permitted by law (other than general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

     "Common Stock" has the meaning set forth in the recitals herein.
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     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the SEC promulgated thereunder.

     "Incidental Registration" has the meaning set forth in Section 2.2 hereof.
      -----------------------

     "Initiating Holders" means, at any time, the Institutional Investors
      ------------------
holding at least fifty percent (50%) of the Registrable Securities at such time held by all Institutional Investors.

     "Initial Public Offering Date" means the first date upon which shares of
      ----------------------------
the Common Stock shall have been issued or sold pursuant to an underwritten public offering (whether on a firm commitment basis or a best efforts basis if such best efforts are successful) thereof pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act.

     "Institutional Investors" means those Persons named on Schedule A hereto.
      -----------------------                               ----------

     "Management Holders" means those persons named on Schedule B hereto.
      ------------------                               ----------

     "NASDAQ" means the National Association of Securities Dealers Automated
      ------
Quotation System.

     "Person" means an individual, partnership, corporation, limited liability
      ------
company, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Public Offering" means any sale of Common Stock in a transaction either
      ---------------
registered under, or requiring registration under, Section 5 of the Securities Act.

     "Registrable Securities" means (i) all shares of Common Stock issued to the
      ----------------------
Institutional Investors on or prior to the date of this Agreement and (ii) any Securities paid, issued or distributed in respect of any such Common Stock by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. As to any particular Registrable Securities once issued, such Securities shall cease to be Registrable Securities: (i) when a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement; (ii) when they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act; or (iii) when they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force.

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     "Registration" means each Required Registration and each Incidental
      ------------
Registration.

     "Registration Expenses" means all expenses incident to the Company's
      ---------------------
performance of or compliance with Sections 2.1 through Section 2.5 hereof, inclusive, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company and fees and expenses of counsel (including local counsel) for holders of Registrable Securities, selected by the Requisite Holders; but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or fees and expenses of more than one counsel representing the holders of Registrable Securities or any other selling expenses, discounts or commissions incurred in connection with the sale of Registrable Securities.

     "Required Registration" has the meaning set forth in Section 2.1 hereof.
      ---------------------

     "Requisite Holders" means, with respect to any registration or proposed
      -----------------
registration of Registrable Securities pursuant to Section 2 hereof, any Institutional Investor or Institutional Investors holding at least sixty-six and two-thirds percent (66-2/3%) of the shares of Registrable Securities to be so registered.

     "SEC" means, at any time, the Securities and Exchange Commission or any
      ---
other federal agency at such time administering the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the SEC promulgated thereunder.

     "Security" means "security" as defined by Section 2(1) of the Securities
      --------
Act.

     "Subsidiary" means, as to any Person, any corporation in which such Person
      ----------
or one or more Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person owns sufficient voting securities to enable it or them (as

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a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such corporation. The term "Subsidiary," as used herein without reference to any Person, shall mean a Subsidiary of the Company.

2.  Registration Rights.
    --------------------

    2.1  Required Registration.
         ----------------------

    (a)  Filing of Registration Statement.  The Company will, upon the written
         ---------------------------------
request of the Initiating Holders given at any time after the Initial Public Offering Date requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the Registrable Securities to be sold and the intended method of disposition thereof, promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon will use its best efforts to effect the registration (the "Required Registration") under the Securities Act of:

         (i) the Registrable Securities that the Company has been so requested to register by the Initiating Holders; and

         (ii) all other Registrable Securities that the Company has been requested to register by the holders thereof by written request given to the Company within thirty (30) days after the giving of such written notice by the Company (which request shall specify the Registrable Securities to be sold and the intended method of disposition of such Registrable Securities);

all to the extent required to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, however, that the Company shall be required to effect only two (2) registrations pursuant to this Section 2.1 that are deemed effected under Section 2.1(e) hereof.

    (b)  Time for Filing and Effectiveness.  On or before the date which is
          ----------------------------------
ninety (90) days after the request for such registration, the Company shall file with the SEC the Required Registration with respect to all Registrable Securities to be so registered, and shall use its best efforts to cause such Required Registration to become effective as promptly as practicable after the filing thereof, and use its best efforts to cause such Required Registration to become effective no later than the day which is one hundred eighty (180) days after the request for such registration.

    (c)  Selection of Underwriters.  If Registrable Securities that the Company
          --------------------------
has been requested to register pursuant to a Required Registration are to be disposed of in an underwritten public offering, the underwriters of such offering

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shall be one or more underwriting firms of recognized standing selected by the
Requisite Holders and reasonably acceptable to the Company.

     (d)  Priority on Required Registrations.  If the managing underwriter shall
          -----------------------------------
advise the Company in writing (with a copy to each holder of Registrable Securities requesting sale) that, in such underwriter's opinion, the number of shares of Securities requested to be included in such Required Registration exceeds the number that can be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number of shares of Securities that may be included in such offering without such effect), the Company will include in such Required Registration, to the extent of the number of shares of Securities that the Company is so advised can be sold in such offering:

          (i) first, Registrable Securities requested to be sold by the Institutional Investors pursuant to this Section 2.1, pro rata among the holders requesting sale on the basis of the number of shares of Registrable Securities requested by each to be included in such Registration; and

          (ii) second, all other Securities proposed to be registered by the Company and the Management Holders, in such proportions as the Company and such Management Holders shall agree.

     (e)  When Required Registration Is Deemed Effected.  A Required
          ----------------------------------------------
Registration pursuant to this Section 2.1 shall not be deemed to have been effected for purposes of the proviso to Section 2.1(a) hereof if:

          (i) the registration does not become effective and remain effective for a period of at least one hundred eighty (180) days, without interference by the issuance by the SEC of any stop order with respect thereto;

          (ii) in the case of any underwritten offering undertaken on a firm commitment basis, all the Registrable Securities requested to be registered in connection therewith were not sold;

          (iii) the Requisite Holders withdraw their request for registration in its entirety at any time because the Requisite Holders reasonably believed that the registration statement or any prospectus related thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, notified the Company of such fact and requested that the Company correct such alleged misstatement or omission, and the Company has refused to correct such alleged misstatement or omission; or

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

          (iv) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Required Registration are not satisfied, other than by reason of some act or omission by the holders of the Registrable Securities that were to have been registered and sold.

     2.2  Incidental Registration.
          ------------------------

          (a) Filing of Registration Statement. If the Company at any time
              --------------------------------
proposes to register any shares of Common Stock (an "Incidental Registration") under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto, in connection with an offer made solely to existing Security holders or employees of the Company), for sale to the public in a public offering, it will each such time giv prompt written notice to all holders of Registrable Securities of its intention to do so, which notice shall be given to all such holders at least thirty (30) Business Days prior to the date that a registration statement relating to such registration is proposed to be filed with the SEC. Upon the written request of any such holder to include its shares under such registration statement (which request shall be made within fifteen (15) Business Days after the receipt of any such notice and shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its best efforts to effect the registration of all Registrable Securities that the Company has been so requested to register by such holder; provided, however, that if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not register such shares of Common Stock, the Company may, at its election, give written notice of such determination to each such holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities of such Persons in connection with such registration.

          (b)  Selection of Underwriters.  Notice of the Company's intention to
               --------------------------
register such shares of Common Stock shall designate the proposed underwriters of such offering (which shall be one or more underwriting firms of recognized standing) and shall contain the Company's agreement to use its best efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities that the Company has been so requested to sell pursuant to this Section 2.2, it being understood that the holders of Registrable Securities shall have no right to select different underwriters for the disposition of their Registrable Securities.

          (c)  Priority on Incidental Registrations. If the managing underwriter
               ------------------------------------
shall advise the Company in writing (with a copy to each holder of Registrable

Securities requesting sale) that, in such underwriter's opinion, the number of shares of Common Stock requested to be included in such Incidental Registration exceeds the number that can be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number of shares of Common Stock that may be included in such offering without such effect), the Company will include in such Incidental Registration, to the extent of the number of shares of Common Stock that the Company is so advised can be sold in such offering:

               (i) in the case of any registration initiated by the Company for the purpose of selling securities for its own account:

                    (A) first, the number of shares of Common Stock that the Company proposes to issue and sell for its own account; and

                    (B) second, Registrable Securities requested to be sold by the Institutional Investors pursuant to this Section 2.2 and all shares of Common Stock proposed to be registered by the Management Holders, pro rata among such holders on the basis of the number of shares of Common Stock requested by each to be included in such Registration; and

               (ii) in the case of a registration initiated by any Management Holder pursuant to demand or required registration rights in favor of such Management Holder:

                    (A) first, Securities requested to be sold by the Management Holders requesting such registration and Registrable Securities requested to be sold by the Institutional Investors pursuant to this Section 2.2, pro rata among such holders on the basis of the number of shares of Common Stock requested to be so registered by such holders; and

                    (B) second, the number of shares of Common Stock that the Company proposes to issue and sell for its own account.

     2.3  Registration Procedures.  The Company will use its best efforts to
          ------------------------
effect each Required Registration pursuant to Section 2.1 hereof and any Incidental Registration of any Registrable Securities as provided in Section 2.2 hereof, and to cooperate with the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and the Company will as expeditiously as possible:

          (a) subject, in the case of an Incidental Registration, to the proviso to Section 2.2(a), prepare and file with the SEC the registration statement and use its best efforts to cause the Registration to become effective; provided, however, that
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

before filing any registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the holders of the Registrable Securities covered by such registration statement, their counsel, and the underwriters, if any, and their counsel, copies of each original registration statement proposed to be filed at least fifteen (15) days prior thereto and copies of each amendment, prospectus and supplement at least three (3) Business Days prior thereto, which documents will be subject to the reasonable review, within such period, of such holders, their counsel and the underwriters; and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Requisite Holders shall reasonably object within such period;

     (b)  subject, in the case of an Incidental Registration, to the proviso to
Section 2.2(a), prepare and file with the SEC such amendments and post-effective amendments to any registration statement and any prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, provided that if the Company is not then eligible to use a registration statement on Form S-3 under the Securities Act, the Company shall not be obligated to keep such registration statement effective for more than two (2) years after the original effective date of such registration statement;

     (c) furnish to each holder of Registrable Securities included in such Registration and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act), any amendments or supplements thereto and any documents incorporated by reference therein, as such holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each holder of Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

     (d) notify each holder of the Registrable Securities of any stop order or other order suspending the effectiveness of any registration statement, issued or threatened by the SEC in connection therewith, and take all reasonable actions required to prevent the entry of such stop order or to remove it or obtain withdrawal of it at the earliest possible moment if entered;

     (e) if requested by the managing underwriter or underwriters or any holder of Registrable Securities in connection with any sale pursuant to a registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such holder reasonably requests to be included therein; and make all required filings of such prospectus supplement or posteffective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

     (f) on or prior to the date on which a Registration is declared effective, use its best efforts to register or qualify, and cooperate with the holders of Registrable Securities included in such Registration, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by such Registration for offer and sale under the securities or "blue sky" laws of each state and other jurisdiction of the United States as any such holder or underwriter reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested of the Registrable Securities covered by such Registration; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

     (g) in connection with any sale pursuant to a Registration, cooperate with the holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under such Registration, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

     (h) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company or any Subsidiary as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Securities;

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

     (i) make available for inspection by any holder of Registrable Securities included in any Registration, any underwriter participating in any disposition pursuant to any Registration, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Person in connection with such Registration;

     (j)  use its best efforts to obtain:

          (i) at the time of effectiveness of each Registration, a "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Requisite Holders and the underwriters reasonably request; and

          (ii) at the time of any underwritten sale pursuant to the registration statement, a "bring-down comfort letter," dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Requisite Holders and the underwriters reasonably request;

     (k) use its best efforts to obtain, at the time of effectiveness of each Incidental Registration and at the time of any sale pursuant to each Registration, an opinion or opinions, favorable to the Requisite Holders in form and scope, from counsel for the Company in customary form;

     (l) notify each seller of Registrable Securities covered by such Registration, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare, file with the SEC and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

     (m) otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act not later than ninety (90) days after the end of the twelve (12) month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12) month period;

          (n) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration from and after a date not later than the effective date of such Registration;

          (o) use its best efforts to cause all Registrable Securities covered by each Registration to be listed subject to notice of issuance, prior to the date of first sale of such Registrable Securities pursuant to such Registration, on each securities exchange on which the Common Stock issued by the Company is then listed, and admitted to trading on NASDAQ, if the Common Stock or any such other Securities are then admitted to trading on NASDAQ; and

          (p) enter into such agreements (including underwriting agreements in customary form) and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each holder of Registrable Securities that will be included in such Registration to furnish the Company with such information in respect of such holder of its Registrable Securities that will be included in such Registration as the Company may reasonably request in writing and as is required by applicable laws or regulations.

     2.4  Preparation; Reasonable Investigation.  In connection with the
          --------------------------------------
preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so registered, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement (other than reports and proxy statements incorporated therein by reference and lawfully and properly filed with the SEC) and each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders or such underwriters to conduct a reasonable investigation within the meaning of the Section 11 (b)(3) of the Securities Act.

     2.5  Rights of Requesting Holders.  Each holder of Registrable Securities
          -----------------------------
which makes a written request therefor within thirty (30) days after the notice to such holders provided for in Section 2.1 or Section 2.2 hereof, as the case may be, hereof, shall have the right to receive the copies of the information, notices and other documents described in Section 2.3(c), Section 2.3(l) and Section 2.3(m) hereof in connection with any proposed Registration by the Company under the Securities Act.

     2.6  Registration Expenses.  The Company will pay all Registration Expenses
          ----------------------
in connection with each registration of Registrable Securities, including, without limitation, any such registration not effected by the Company.

     2.7  Indemnification; Contribution.
          ------------------------------

          (a)  Indemnification by the Company. The Company shall indemnify, to
               ------------------------------
the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors and agents, if any, and each Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, resulting from any violation by the Company of the provisions of the Securities Act or any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information concerning any holder furnished in writing to the Company by such holder expressly for use therein. If the offering pursuant to any registration statement provided for under this Section 2 is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an affiliate of any holder of Registrable Securities) shall affect the obligations of the Company to indemnify any holder of Registrable Securities or any other Person pursuant to the preceding sentence. If the offering pursuant to any registration statement provided for under this Section 2 is made through underwriters, the Company agrees, to the extent required by such underwriters, to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers, directors and agents, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the holders of Registrable Securities; provided that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of Section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter's failure to send or give a copy of an amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was provided with such amended or supplemented final prospectus.

     (b) Indemnification by the Holders.  In connection with any registration
         -------------------------------
statement in which a holder of Registrable Securities is participating, each such holder, severally and not jointly, shall indemnify, to the fullest extent permitted by law, the Company, each underwriter and their respective officers, directors and agents, if any, and each Person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so concerning a holder furnished in writing by such holder expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

     (c)  Control of Defense.  Any Person entitled to indemnification under the
          -------------------
provisions of this Section 2.7 shall give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under this Section 2 shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim.

     (d)  Contribution.  If for any reason the foregoing indemnity is
          -------------
unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses:

          (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other; or

          (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder would have been required to pay to an indemnified party if the indemnity under Section 2.7(b) hereof was available. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any Person to contribute pursuant to this
Section 2.7 shall be several and not joint.

     (e)  Timing of Payments.  An indemnifying party shall make payments of all
          -------------------
amounts required to be made pursuant to the foregoing provisions of this Section
2.7 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

     (f)  Survival.  The indemnity and contribution agreements contained in this
          ---------
Section 2.7 shall remain in full force and effect regardless of any investigation made by or on behalf of a participating holder of Registrable Securities, its officers, directors, agents or any Person, if any, who controls such holder as aforesaid, and shall survive the transfer of such Securities by such holder.

     2.8  Holdback Agreements; Registration Rights to Others.
          ---------------------------------------------------

          (a) In connection with each underwritten sale of Registrable Securities, the Company agrees, and each holder of Registrable Securities by acquisition of such Registrable Securities agrees, to enter into customary holdback agreements concerning sale or distribution of Registrable Securities and other equity Securities of the Company, except, in the case of any holder of Registrable Securities, to the extent that such holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or investment adviser. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable Securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation.

          (b) If the Company shall at any time after the date hereof provide to any holder of any Securities of the Company rights with respect to the registration of such Securities under the Securities Act:

               (i) such rights shall not be in conflict with or adversely affect any of the rights provided in this Section 2 to the holders of Registrable Securities; and

              (ii) if such rights are provided on terms or conditions more favorable to such holder than the terms and conditions provided in this Section 2, the Company will provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the holders of Registrable Securities.

     2.9  Availability of Information.  The Company will comply with the
          ----------------------------
reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the SEC as from time to time in effect, and cooperate with the holders of Registrable Securities, so as to permit disposition of the Registrable Securities pursuant to an exemption from the Securities Act for the sale of any Registrable Securities (including, without limitation, the current public information requirements of Rule 144(c) and Rule 144A under the Securities Act). The Company will also cooperate with each holder of any Registrable Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act for the sale of any Registrable Securities.

     3.   Miscellaneous.
          -------------

          3.1  Binding Effect.  The provisions of this Agreement shall be
               ---------------
binding upon and inure to the benefit of parties hereto and their respective successors and assigns.

          3.2  Notices.  All written communications provided for hereunder shall
               -------
be binding overnight delivery service (with charges prepaid), or by facsimile, delivery confirmed with a copy by first class mail or overnight courier (with charges prepaid), and:

               (a)  if to the Company:

                    Trex Company, Inc.
                    20 South Cameron Street
                    Winchester, VA 22601
                    Fax: (540) 678-0886
                    Attention:  Anthony J. Cavanna

                    with a copy (which shall not constitute notice) to:

                    Hogan & Hartson L.L.P.
                    555 13th Street, NW
                    Washington, D.C.  20004
                    Fax: 202-637-5910
                    Attention:  Richard J. Parrino, Esq.

or such other address as the Company shall designate to each Institutional Investor in writing;

               (b) if to any Institutional Investor, at the address set forth on Schedule A hereto for each such Institutional Investor or such other address as
-------- -
an Institutional Investor shall designate to the Company in writing; and

               (c) if to any Management Holder, at the address set forth on Schedule B hereto for each such Management Holder or such other address as a
-------- -
Management Holder shall designate to the Company in writing.

          3.3  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may be amended, modified or supplemented only by a writing duly executed by or on behalf of the Institutional Investors holding at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities held by the Institutional Investors at such time and the Company; provided, however, that compliance by the Company with the provisions of this Agreement, with respect to any particular registration, may be waived by such Institutional Investors holding at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities held by the Institutional Investors at such time; and provided, further, that no amendment, modification or supplement of the provisions of Section 2.1(d) or 2.2(c) hereof which adversely affects the rights of any Management Holder shall be made without the consent of such Management Holder.

     3.4  Availability of Information.  At any time that any class of the Common
          ----------------------------
Stock is registered under section 12(b) or section 12(g) of the Exchange Act, the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act (whether or not it shall be required to do so pursuant to such sections) and will comply with all other public information reporting requirements of the SEC from time to time in effect. In addition, the Company shall file such reports and information, and shall make available to the public and to the Institutional Investors such information, as shall be necessary to permit such holders to offer and sell shares of Common Stock pursuant to the provisions of Rules 144 and 144A promulgated under the Securities Act. The Company will also cooperate with each such holder in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the registration provisions of the Securities Act in connection with the sale of any shares of Common Stock. The Company will furnish to each such holder, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its holders of equity securities, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the SEC.

     3.5  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
          --------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAW OF THE STATE OF NEW YORK.

     3.6  JURISDICTION; JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY
          -------------------------
SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS AND INSTRUMENTS CONTEMPLATED HEREBY AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. NONE OF THE PARTIES HERETO SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION ARISING OUT OF OR OTHERWISE RELATED TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO WAIVES ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO

VENUE TO THE EXTENT ANY SUCH PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 3.6.

     3.7  Counterparts.  This Agreement may be executed in any number of
          -------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     3.8  Descriptive Headings.  Descriptive headings of the several sections of
          ---------------------
this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     3.9  Severability.  The fact that any given provisions of this Agreement is
          -------------
found to be unenforceable, void or voidable under applicable laws of any jurisdiction shall not affect the validity of the remaining provisions of this Agreement in such jurisdiction, and shall not affect the enforceability of the entire Agreement under the laws of any other jurisdiction.

     3.10  Effective Date.  This Agreement shall be effective as of the date of
           --------------
termination of the Members' Agreement.



                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties, each by its duly authorized signatory, have executed this Agreement as of the date first above written.


                       TREX COMPANY, INC.

                       By  /s/ Robert G. Matheny
                           ---------------------
                       Name:  Robert G. Matheny
                       Title: President


                       CONNECTICUT GENERAL LIFE INSURANCE COMPANY, on behalf of one or more separate accounts

                       By:  CIGNA Investments, Inc., authorized agent

                       By  /s/ James R. Kuzemchak
                           ----------------------
                       Name:  James R. Kuzemchak
                       Title: Managing Director


                       CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                       By:  CIGNA Investments, Inc., authorized agent

                       By  /s/ James R. Kuzemchak
                           ----------------------
                       Name:  James R. Kuzemchak
                       Title: Managing Director


                       LIFE INSURANCE COMPANY OF NORTH AMERICA

                       By:  CIGNA Investments, Inc., authorized agent

                       By  /s/ James R. Kuzemchak
                           ----------------------
                       Name:  James R. Kuzemchak
                       Title: Managing Director

                       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


                       By Lincoln Investment Management Company, its Attorney-in-Fact

                       By  /s/ R. Scott Krafft
                           -------------------
                       Name:  R. Scott Krafft
                       Title: Second Vice President



                       /s/ Anthony J. Cavanna
                       ----------------------
                       Anthony J. Cavanna



                       /s/ Roger A. Wittenberg
                       -----------------------
                       Roger A. Wittenberg



                       /s/ Robert G. Matheny
                       ---------------------
                       Robert G. Matheny



                       /s/ Andrew U. Ferrari
                       ---------------------
                       Andrew U. Ferrari

                       CIG & CO.

                       By  /s/ James R. Kuzemchak
                           ----------------------
                       Name:  James R. Kuzemchak
                       Title: Partner

                                   SCHEDULE A

                 NAMES AND ADDRESSES OF INSTITUTIONAL INVESTORS

CIG & CO.

Address:  c/o CIGNA Investments, Inc.
          900 Cottage Grove Road
          Hartford, Connecticut 06152-2307
          Attention: Private Securities Division S-307
          Fax: 860-726-7203


CONNECTICUT GENERAL LIFE INSURANCE COMPANY:

Address:  900 Cottage Grove Road
          Hartford, Connecticut 06152-2307
          Attention: Private Securities Division S-307
          Fax: 860-726-7203


CONNECTICUT GENERAL LIFE INSURANCE COMPANY, on behalf of one or more separate accounts:

Address:  c/o CIGNA Investments, Inc.
          900 Cottage Grove Road
          Hartford, Connecticut 06152-2307
          Attention: Private Securities Division S-307
          Fax: 860-726-7203


LIFE INSURANCE COMPANY OF NORTH AMERICA:

Address:  c/o CIGNA Investments, Inc.
          900 Cottage Grove Road
          Hartford, Connecticut 06152-2307
          Attention: Private Securities Division S-307
          Fax: 860-726-7203

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY:

Address:  200 East Berry Street
          Renaissance Square
          Fort Wayne, Indiana 46802

                                   SCHEDULE B

                   NAMES AND ADDRESSES OF MANAGEMENT HOLDERS


ANTHONY J. CAVANNA

Address:  c/o Trex Company, Inc.
          20 South Cameron Street
          Winchester, Virginia  22601
          Fax:  540-678-0886


ROGER A. WITTENBERG

Address:  c/o Trex Company, Inc.
          20 South Cameron Street
          Winchester, Virginia  22601
          Fax:  540-678-0886


ROBERT G. MATHENY

Address:  c/o Trex Company, Inc.
          20 South Cameron Street
          Winchester, Virginia  22601
          Fax:  540-678-0886


ANDREW U. FERRARI

Address:  c/o Trex Company, Inc.
          20 South Cameron Street
          Winchester, Virginia  22601
          Fax:  540-678-0886